Exhibit 99.1

Union Pacific Reports Fourth Quarter and Full Year 2015 Results

Fourth Quarter Operating Ratio of 63.2 percent

FOR IMMEDIATE RELEASE

Fourth Quarter Results

•	Diluted earnings per share of $1.31 declined 19 percent.
•	Operating income totaled $1.9 billion, down 19 percent.
•	Operating ratio of 63.2 percent, up 1.8 points.

Full Year 2015 Results

•	Diluted earnings per share of $5.49 declined 5 percent.
•	Operating income totaled $8.1 billion, down 8 percent.
•	Operating ratio of 63.1 percent, improved 0.4 points.

Omaha, Neb., January 21, 2016 – Union Pacific Corporation (NYSE: UNP) today reported 2015 fourth quarter net income of $1.1 billion, or $1.31 per diluted share compared to $1.4 billion, or $1.61 per diluted share, in the fourth quarter 2014.

“Total volumes decreased 9 percent in the quarter, more than offsetting another quarter of solid core pricing gains,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.  “On the cost side, we continued to adjust resources throughout the quarter and also made solid progress with our productivity initiatives.  As a result of these efforts, we achieved a quarterly operating ratio of 63.2 percent.”

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Fourth Quarter Summary

Operating revenue of $5.2 billion was down 15 percent in the fourth quarter 2015 compared to the fourth quarter 2014.  Fourth quarter business volumes, as measured by total revenue carloads, declined 9 percent compared to 2014.  Volumes declined in each of the Company’s business groups with the exception of automotive.  In addition:

•	Quarterly freight revenue decreased 16 percent compared to the fourth quarter 2014, as volume declines, lower fuel surcharge revenue, and negative business mix more than offset core pricing gains.
•	Union Pacific’s 63.2 percent operating ratio was unfavorable by 1.8 points compared to the fourth quarter 2014.
•	The $1.61 per gallon average quarterly diesel fuel price in the fourth quarter 2015 was 39 percent lower than the fourth quarter 2014.
•	Quarterly train speed, as reported to the Association of American Railroads, was 27.0 mph, 13 percent faster than the fourth quarter 2014.
•	The Company repurchased 6.6 million shares in the fourth quarter 2015 at an aggregate cost of $586 million.

Summary of Fourth Quarter Freight Revenues

•	Automotive up 1 percent
•	Chemicals down 7 percent
•	Agricultural Products down 12 percent
•	Intermodal down 14 percent
•	Industrial Products down 23 percent
•	Coal down 31 percent

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2015 Full Year Summary

For the full year 2015, Union Pacific reported net income of $4.8 billion or $5.49 per diluted share versus $5.2 billion or $5.75 per diluted share in 2014, representing 8 and 5 percent decreases, respectively.  Operating revenue totaled $21.8 billion as compared to $24.0 billion in 2014.  Operating income totaled $8.1 billion, an 8 percent decrease compared to 2014.  In addition:

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Freight revenue decreased to $20.4 billion, a 10 percent decrease when compared to 2014.  Carloadings were down 6 percent versus 2014, with declines in each of the Company’s business groups with the exception of automotive.

•	Average diesel fuel prices decreased 38 percent to $1.84 per gallon in 2015 from $2.97 per gallon in 2014.
•	Union Pacific’s operating ratio of 63.1 percent was a full year record, improving 0.4 points from the previous record set in 2014.
•	Train speed, as reported to the Association of American Railroads, was 25.4 mph, 6 percent faster compared to the full year 2014.
•	Union Pacific’s reportable personal injury rate of 0.87 incidents per 200,000 employee-hours was a full year record, improving 11 percent compared to the full year 2014.
•	Union Pacific’s capital program in 2015 totaled $4.3 billion, an increase of approximately $200 million compared to the full year 2014.
•	The Company repurchased 35.3 million shares in 2015 at an aggregate cost of almost $3.5 billion.

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2016 Outlook

“This past year was a difficult one in many respects, but our team did outstanding work in the face of dramatic declines in volumes, and shifts in our business mix,” Fritz said.  “Overall economic conditions, uncertainty in the energy markets, commodity prices, and the strength of the U.S. dollar will continue to have a major impact on our business this year.  However, we are well-positioned to efficiently serve customers in existing markets as they rebound.  The strength and diversity of the Union Pacific franchise also will provide tremendous opportunities for new business development as both domestic and global markets evolve.  When combined with our unrelenting focus on safety, productivity, and service, these opportunities will translate into an excellent experience for our customers and strong value for our shareholders in the years ahead.”

Fourth Quarter 2015 Earnings Conference Call

Union Pacific will host its fourth quarter 2015 earnings release presentation live over the Internet and via teleconference on Thursday, January 21, 2016 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2006-2015, Union Pacific invested approximately $33 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific  serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

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Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227.

Union Pacific Media contact: Aaron Hunt at 402-544-0100.

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels; and its ability to generate financial returns, improve network performance and cost efficiency, and provide returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2014, which was filed with the SEC on February 6, 2015.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	4th Quarter				Full Year
For the Periods Ended December 31,	2015	2014	%		2015	2014	%
Operating Revenues
Freight revenues	$4,863	$5,794	(16)%		$20,397	$22,560	(10)%
Other revenues	345	359	(4)		1,416	1,428	(1)
Total operating revenues	5,208	6,153	(15)		21,813	23,988	(9)
Operating Expenses
Compensation and benefits	1,220	1,289	(5)		5,161	5,076	2
Purchased services and materials	589	665	(11)		2,421	2,558	(5)
Fuel	424	813	(48)		2,013	3,539	(43)
Depreciation	517	489	6		2,012	1,904	6
Equipment and other rents	305	296	3		1,230	1,234	-
Other	235	228	3		924	924	-
Total operating expenses	3,290	3,780	(13)		13,761	15,235	(10)
Operating Income	1,918	2,373	(19)		8,052	8,753	(8)
Other income	28	71	(61)		226	151	50
Interest expense	(164)	(146)	12		(622)	(561)	11
Income before income taxes	1,782	2,298	(22)		7,656	8,343	(8)
Income taxes	(665)	(867)	(23)		(2,884)	(3,163)	(9)
Net Income	$1,117	$1,431	(22)%		$4,772	$5,180	(8)%

Share and Per Share
Earnings per share - basic	$1.31	$1.62	(19)%		$5.51	$5.77	(5)%
Earnings per share - diluted	$1.31	$1.61	(19)		$5.49	$5.75	(5)
Weighted average number of shares - basic	850.6	885.7	(4)		866.2	897.1	(3)
Weighted average number of shares - diluted	853.7	889.8	(4)		869.4	901.1	(4)
Dividends declared per share	$0.55	$0.50	10		$2.20	$1.91	15

Operating Ratio	63.2%	61.4%	1.8	pts	63.1%	63.5%	(0.4)	pts
Effective Tax Rate	37.3%	37.7%	(0.4)	pts	37.7%	37.9%	(0.2)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2015	2014	%	2015	2014	%
Freight Revenues (Millions)
Agricultural Products	$895	$1,018	(12)%	$3,581	$3,777	(5)%
Automotive	549	543	1	2,154	2,103	2
Chemicals	859	922	(7)	3,543	3,664	(3)
Coal	745	1,078	(31)	3,237	4,127	(22)
Industrial Products	842	1,098	(23)	3,808	4,400	(13)
Intermodal	973	1,135	(14)	4,074	4,489	(9)
Total	$4,863	$5,794	(16)%	$20,397	$22,560	(10)%
Revenue Carloads (Thousands)
Agricultural Products	239	252	(5)%	941	973	(3)%
Automotive	225	209	8	863	809	7
Chemicals	270	275	(2)	1,098	1,116	(2)
Coal	353	455	(22)	1,459	1,768	(17)
Industrial Products	280	335	(16)	1,213	1,368	(11)
Intermodal*	836	898	(7)	3,488	3,591	(3)
Total	2,203	2,424	(9)%	9,062	9,625	(6)%
Average Revenue per Car
Agricultural Products	$3,745	$4,031	(7)%	$3,805	$3,881	(2)%
Automotive	2,447	2,607	(6)	2,498	2,602	(4)
Chemicals	3,188	3,344	(5)	3,227	3,282	(2)
Coal	2,107	2,366	(11)	2,218	2,334	(5)
Industrial Products	3,004	3,283	(8)	3,139	3,217	(2)
Intermodal*	1,165	1,265	(8)	1,168	1,250	(7)
Average	$2,208	$2,390	(8)%	$2,251	$2,344	(4)%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Dec. 31,	Dec. 31,
Millions, Except Percentages	2015	2014
Assets
Cash and cash equivalents	$1,391	$1,586
Other current assets*	2,739	2,815
Investments	1,410	1,390
Net properties	48,866	46,272
Other assets*	194	309
Total assets	$54,600	$52,372

Liabilities and Common Shareholders' Equity
Debt due within one year	$594	$461
Other current liabilities	2,612	3,303
Debt due after one year*	13,607	10,952
Deferred income taxes*	15,241	14,403
Other long-term liabilities	1,844	2,064
Total liabilities	33,898	31,183
Total common shareholders' equity	20,702	21,189
Total liabilities and common shareholders' equity	$54,600	$52,372

Debt to Capital	40.7%	35.0%
Adjusted Debt to Capital**	45.7%	41.2%
Return on Invested Capital**	14.3%	16.2%

*Certain prior period amounts have been adjusted for the retrospective adoption of Accounting Standard Updates 2015-03 and 2015-17 related to the presentation of deferred debt issuance costs and current deferred taxes.

**Adjusted Debt to Capital and Return on Invested Capital are non-GAAP measures; however, management believes that they are important measures in evaluating our financial performance. See pages 8 and 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2015	2014
Operating Activities
Net income	$4,772	$5,180
Depreciation	2,012	1,904
Deferred income taxes	765	895
Other - net	(205)	(594)
Cash provided by operating activities	7,344	7,385

Investing Activities
Capital investments*	(4,650)	(4,346)
Other - net	174	97
Cash used in investing activities	(4,476)	(4,249)

Financing Activities
Common shares repurchased	(3,465)	(3,225)
Debt issued	3,328	2,588
Dividends paid**	(2,344)	(1,632)
Debt repaid	(556)	(710)
Other - net	(26)	(3)
Cash used in financing activities	(3,063)	(2,982)

Net Change in Cash and Cash Equivalents	(195)	154
Cash and cash equivalents at beginning of year	1,586	1,432
Cash and Cash Equivalents at End of Year	$1,391	$1,586

Free Cash Flow***
Cash provided by operating activities	$7,344	$7,385
Cash used in investing activities	(4,476)	(4,249)
Dividends paid**	(2,344)	(1,632)
Free cash flow	$524	$1,504

*Capital investments include $327 million of locomotive and freight car early lease buyouts.

**The 2015 dividends paid amount includes the fourth quarter 2014 dividend of $438 million, which was paid on January 2, 2015, the first quarter 2015 dividend of $484 million, which was paid on March 30, 2015, the second quarter 2015 dividend of $479 million, which was paid on June 30, 2015, the third quarter 2015 dividend of $476 million, which was paid on September 30, 2015, as well as the fourth quarter 2015 dividend of $467 million, which was paid on December 30, 2015. Beginning in 2015, the timing of the dividend declaration and payable dates was aligned to occur within the same quarter.

***Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2015	2014	%	2015	2014	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	224,855	262,267	(14)%	927,677	1,014,905	(9)%
Employees (average)	44,490	48,037	(7)	47,457	47,201	1
GTMs (millions) per employee	5.05	5.46	(8)	19.55	21.50	(9)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.61	$ 2.66	(39)%	$ 1.84	$ 2.97	(38)%
Fuel consumed in gallons (millions)	257	298	(14)	1,064	1,158	(8)
Fuel consumption rate*	1.143	1.135	1	1.147	1.141	1

AAR Reported Performance Measures
Average train speed (miles per hour)	27.0	23.8	13%	25.4	24.0	6%
Average terminal dwell time (hours)	29.4	31.0	(5)	29.3	30.3	(3)

Revenue Ton-Miles (Millions)
Agricultural Products	22,695	24,910	(9)%	89,053	94,273	(6)%
Automotive	4,704	4,316	9	18,193	16,797	8
Chemicals	17,124	18,696	(8)	71,707	75,519	(5)
Coal	35,953	50,443	(29)	151,110	191,359	(21)
Industrial Products	17,120	22,178	(23)	75,902	88,054	(14)
Intermodal	19,122	21,175	(10)	79,070	83,627	(5)
Total	116,718	141,718	(18)%	485,035	549,629	(12)%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2015
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$5,251	$5,068	$5,215	$4,863	$20,397
Other revenues	363	361	347	345	1,416
Total operating revenues	5,614	5,429	5,562	5,208	21,813
Operating Expenses
Compensation and benefits	1,369	1,305	1,267	1,220	5,161
Purchased services and materials	643	600	589	589	2,421
Fuel	564	541	484	424	2,013
Depreciation	491	497	507	517	2,012
Equipment and other rents	311	312	302	305	1,230
Other	259	225	205	235	924
Total operating expenses	3,637	3,480	3,354	3,290	13,761
Operating Income	1,977	1,949	2,208	1,918	8,052
Other income	26	142	30	28	226
Interest expense	(148)	(153)	(157)	(164)	(622)
Income before income taxes	1,855	1,938	2,081	1,782	7,656
Income taxes	(704)	(734)	(781)	(665)	(2,884)
Net Income	$1,151	$1,204	$1,300	$1,117	$4,772

Share and Per Share
Earnings per share - basic	$1.31	$1.38	$1.51	$1.31	$5.51
Earnings per share - diluted	$1.30	$1.38	$1.50	$1.31	$5.49
Weighted average number of shares - basic	879.3	872.2	862.9	850.6	866.2
Weighted average number of shares - diluted	882.8	875.2	865.8	853.7	869.4
Dividends declared per share	$0.55	$0.55	$0.55	$0.55	$2.20

Operating Ratio	64.8%	64.1%	60.3%	63.2%	63.1%
Effective Tax Rate	38.0%	37.9%	37.5%	37.3%	37.7%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Agricultural Products	$939	$867	$880	$895	$3,581
Automotive	516	560	529	549	2,154
Chemicals	897	905	882	859	3,543
Coal	915	679	898	745	3,237
Industrial Products	1,017	970	979	842	3,808
Intermodal	967	1,087	1,047	973	4,074
Total	$5,251	$5,068	$5,215	$4,863	$20,397
Revenue Carloads (Thousands)
Agricultural Products	245	225	232	239	941
Automotive	202	222	214	225	863
Chemicals	267	283	278	270	1,098
Coal	399	309	398	353	1,459
Industrial Products	306	308	319	280	1,213
Intermodal*	812	942	898	836	3,488
Total	2,231	2,289	2,339	2,203	9,062
Average Revenue per Car
Agricultural Products	$3,838	$3,844	$3,793	$3,745	$3,805
Automotive	2,553	2,528	2,469	2,447	2,498
Chemicals	3,362	3,197	3,165	3,188	3,227
Coal	2,293	2,197	2,259	2,107	2,218
Industrial Products	3,325	3,144	3,073	3,004	3,139
Intermodal*	1,191	1,154	1,166	1,165	1,168
Average	$2,354	$2,213	$2,229	$2,208	$2,251

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Dec. 31,	Dec. 31,
Millions, Except Percentages	2015	2014
Debt** (a)	$14,201	$11,413
Equity	20,702	21,189
Capital (b)	$34,903	$32,602
Debt to capital (a/b)	40.7%	35.0%

*  Total debt divided by total debt plus equity. We believe this measure is important to management and investors in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

**The prior period amount has been adjusted for the retrospective adoption of Accounting Standard Update 2015-03 related to the presentation of deferred debt issuance costs.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Dec. 31,	Dec. 31,
Millions, Except Percentages	2015	2014
Debt**	$14,201	$11,413
Net present value of operating leases	2,726	2,902
Unfunded pension and OPEB, after tax	463	523
Adjusted debt (a)	17,390	14,838
Equity	20,702	21,189
Adjusted capital (b)	$38,092	$36,027
Adjusted debt to capital (a/b)	45.7%	41.2%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.8% at December 31, 2015, and 5.3% at December 31, 2014. The discount rate reflects our effective interest rate. We believe this measure is important to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.

**The prior period amount has been adjusted for the retrospective adoption of Accounting Standard Update 2015-03 related to the presentation of deferred debt issuance costs.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Return on Invested Capital as Adjusted (ROIC)*

Millions, Except Percentages	2015	2014	2013
Net income	$4,772	$5,180	$4,388
Interest expense	622	561	526
Interest on average present value of operating leases	135	158	175
Taxes on interest	(285)	(273)	(264)
Net operating profit after taxes as adjusted (a)	$5,244	$5,626	$4,825
Average equity	$20,946	$21,207	$20,551
Average debt**	12,807	10,469	9,237
Average present value of operating leases	2,814	2,980	3,077
Average invested capital as adjusted (b)	$36,567	$34,656	$32,865
Return on invested capital as adjusted (a/b)	14.3%	16.2%	14.7%

*ROIC is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K, and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the efficiency and effectiveness of the Corporation’s long-term capital investments, and we currently use ROIC as a performance criteria in determining certain elements of equity compensation for our executives. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is Return on Average Common Shareholders’ Equity.

**The prior period amounts have been adjusted for the retrospective adoption of Accounting Standard Update 2015-03   related to the presentation of deferred debt issuance costs.